Long-Term Investments - Schedule of Long-term Investments (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Equity method investments in related parties	$ 7,853		$ 8,150
Available-for-sale securities	2,989		2,923
Cost method investments	9,114		8,500
Other	2,568		2,574
Total other long-term investments	14,671	[1]	13,997	[1]
Total long-term investments	$ 22,524		$ 22,147

[1]	See Note 8